SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)    October 28, 1999
                                                --------------------------------


                        FIRST CAPITAL RESOURCES.COM, INC.
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             (Exact name of registrant as specified in its charter)


          Nevada                      33-55254-28                87-0438641
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(State or other jurisdiction       (Commission File            (IRS Employer
       or incorporation)                Number)              Identification No.)


   1400 East Oakland Park Boulevard, Suite 100, Fort Lauderdale, Florida 33334
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code           (888) 442-4474
                                                   -----------------------------



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          (Former name or former address, if changed since last report)



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Item 5.           Other Events

         On October 28, 1999, a majority of the stockholders of the Company voted, through a Written Action of the Majority Stockholders, and removed Peter Aloumanis as the sole director of the Company and appointed Derri L. Davisson and J. Stephen Miller as new directors.

         Additionally, the newly appointed board of directors removed all officers of the Company and appointed Derri L. Davisson as President and J. Stephen Miller as Secretary and Treasurer, effective immediately.

         On September 17, 1999, Robert Geiger resigned from the Board of Directors of the Company, effective immediately. In addition, on October 1, 1999, Spiro Lazarou resigned as President, Chief Executive Officer and as a director of the Company.






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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.

                                            FIRST CAPITAL RESOURCES.COM, INC.


                                            By: /s/ Derri L. Davisson
                                            -------------------------
                                                 Derri L. Davisson, President

Dated: November 4, 1999

















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